SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant

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Filed by a Party other than the Registrant

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Check the appropriate box:

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Preliminary Proxy Statement

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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Collaborative Investment Series Trust

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Title of each class of securities to which transaction applies:

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Aggregate number of securities to which transaction applies:

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Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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Proposed maximum aggregate value of transaction:

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Total fee paid:

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Fee paid previously with preliminary materials:

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Amount Previously Paid:

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Form, Schedule or Registration Statement No.:

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Filing Party:

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Date Filed:

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Collaborative Investment Series Trust

125 Greenwich Avenue

    Greenwich, CT 06830

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 31, 2020

Dear Shareholders:

The Board of Trustees of the Collaborative Investment Series Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Tactical Income ETF (the “Fund”), to be held at the offices of the Fund’s Administrator, Collaborative Fund Services, LLC, 125 Greenwich Avenue, 3rd Floor, Greenwich, Connecticut, 06830, on January 31, 2020 at 10:00 a.m., Eastern time, for the following purposes:

Proposals		Recommendation of the Board of Trustees
1.	To approve a new advisory agreement between Tuttle Tactical Management, LLC and the Trust.	FOR
2.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [  ] are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on January 31, 2020. A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed new advisory agreement) and proxy voting ballot are available at [  ].

By Order of the Board of Trustees

Brandon Pokersnik, Esq., Secretary

[  ]

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

Collaborative Investment Series Trust

125 Greenwich Avenue

  Greenwich, CT 06830

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PROXY STATEMENT

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SPECIAL MEETING OF SHAREHOLDERS

To Be Held January 31, 2020

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INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of the Collaborative Investment Series Trust (the “Trust”) on behalf of Tactical Income ETF (the “Fund”), for use at a Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Fund’s administrator, Collaborative Fund Services, LLC, 125 Greenwich Avenue, 3rd Floor, Greenwich, Connecticut, 06830 on January 31, 2020 at 10:00 am, Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [  ]

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The Meeting has been called by the Board for the following purposes:

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To approve a new Advisory Agreement with Tuttle Tactical Management, LLC. No fee increase is proposed.

2.

To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [  ] (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual report, including financial statements and schedules, is available at no charge by sending a written request to the Fund, 125 Greenwich Avenue, Greenwich, CT 06830 or by calling 1-(855) 510-1763.

PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND TUTTLE TACTICAL MANAGEMENT, LLC.

Background

The Fund’s current investment adviser, Belpointe Asset Management, LLC (“BAM”), has served in such capacity since inception of the Fund, pursuant to an advisory agreement with the Trust (the “Current Advisory Agreement”). Tuttle Tactical Management, LLC (“Tuttle”) serves as the current sub-adviser to the Fund. In August 2019, BAM informed the Board that it no longer intended to serve as adviser to the Fund and recommended the selection of Tuttle as adviser to the Fund. On August 9, 2019, Tuttle applied for the required exemptive order to manage the Fund and will not assume management of the Fund until an exemptive order is granted by the Securities and Exchange Commission.

At an in-person meeting on October 11, 2019, the Board approved the Proposed Advisory Agreement (defined below) between the Trust, on behalf of the Fund, and Tuttle, subject to shareholder approval. The Trustees also approved an interim advisory agreement between Tuttle and the Fund (the "Interim Advisory Agreement"). The Interim Advisory Agreement is identical to the Proposed Advisory Agreement, except that the date of its execution, effectiveness, and expiration are changed. The Interim Advisory Agreement will terminate on [  ], or earlier if the Proposed Advisory Agreement is approved at the Meeting by a majority of the Fund's outstanding voting securities, as defined in the 1940 Act. Pursuant to the terms of the Interim Advisory Agreement, Tuttle will continue to manage the Fund's investments on a day-to-day basis and will employ the same investment strategies as it has as the Fund’s sub-adviser.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), it is unlawful for any person to serve or act as an investment adviser of a registered investment company, except pursuant to a written contract, which contract has been approved by the vote of a majority of the outstanding voting securities. The transaction, as described above, is presumed to require shareholder approval due to the change in an investment adviser. In order for Tuttle to serve as the investment adviser to the Fund, the Trustees are requesting that shareholders approve a new investment advisory agreement with Tuttle (the “Proposed Advisory Agreement”). Approval of the Proposed Advisory Agreement will not raise the investment advisory fee or overall fees paid by the Fund or the Fund’s shareholders. Tuttle believes the transaction will not result in any interruption or decrease in the quality of services. By engaging Tuttle as the adviser to the Fund, the Fund will continue to be advised by the same portfolio manager that currently advises the Fund. The change of the Fund’s adviser will not result in any change to the Fund’s investment objectives and strategies. Matthew Tuttle will continue to serve as the Fund’s portfolio manager.

Current Advisory Agreement and Proposed Advisory Agreement

The Proposed Advisory Agreement is attached as Exhibit A. You should read the Proposed Advisory Agreement.  The description in this Proxy Statement of the Proposed Advisory Agreement is only a summary.

The Current Advisory Agreement and the Proposed Advisory Agreement are identical except for the effective date, the same fee, and the adviser.

Under the terms of the Current Advisory Agreement, BAM is entitled to receive an annual fee from the Fund equal to 0.84% of the Fund’s average daily net assets. Under the terms of the Proposed

Advisory Agreement, Tuttle is entitled to receive an annual fee from the Fund equal to 0.84% of the Fund’s average daily net assets.   For such compensation, Tuttle, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objectives, policies, and restrictions and such policies as the Trustees may determine. During the semi-annual period ended September 30, 2019, under the Current Advisory Agreement, the Fund incurred investment advisory fees of [$].

The Proposed Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval.  The Proposed Advisory Agreement automatically terminates on assignment and is terminable on not more than 60 days’ notice by the Fund.  In addition, the Proposed Advisory Agreement may be terminated upon 60 days’ notice by Tuttle given to the Fund.

Information Concerning Tuttle Tactical Management, LLC

Tuttle Tactical Management, LLC is a Connecticut limited liability company located at 155 Lockwood Road, Riverside, CT 06878. The names, addresses, and principal occupations of the principal executive officers and shareholders of Tuttle Tactical Management, LLC as of the date of this Proxy Statement are set forth below:

Name and Address:	Principal Occupation:
Matthew Tuttle* 155 Lockwood Road, Riverside, CT 06878	Chief Investment Officer
Mark Deangelis 155 Lockwood Road, Riverside, CT 06878	Chief Compliance Officer

* Matthew Tuttle is the sole member and owner of Tuttle Tactical Management, LLC.

Evaluation by the Board of Trustees

[Nature, Extent and Quality of Service. The Board noted that Tuttle was founded in 2012 and was registered with the SEC as an investment adviser with $430 million in assets under management. The Board further noted that Tuttle currently served as sub-adviser to nine funds including the Tactical Income ETF. The Board reviewed the background information on the key investment personnel who would be responsible for servicing the Fund, taking into account their education and financial industry experience. They observed that Tuttle used several different quantitative models that incorporated mean reversion, trend aggregation, and intermarket divergences to determine which securities to invest in. They also expressed their satisfaction with Tuttle’s use of a pre-trade and post-trade testing as a method to ensure compliance with the Fund’s investment policies and regulations. The Board expressed its satisfaction with Tuttle’s overall experience, operations, and compliance culture.

Performance. The Board discussed the Fund’s investment objective and strategy. They reviewed the Fund’s recent performance history and noted that the Fund slightly underperformed its Morningstar category. The Board acknowledged that Tuttle did not serve as adviser to any fund but expressed confidence in the Tuttle’s portfolio manager, Mr. Matthew Tuttle given his experience. The Board noted that Mr. Tuttle had extensive experience managing ETFs and implementing investment strategies. The Board further noted that Mr. Tuttle currently served as the portfolio manager for the Fund and would continue to serve as the Fund’s portfolio manager. The Board agreed that Tuttle had the ability to continue to execute the Fund’s investment strategy and deliver strong performance to the Fund’s shareholders.

Fees and Expenses. The Board reviewed the proposed advisory fee of 0.84% and noted that it was the same advisory fee that the current adviser received. They compared the proposed advisory fee and net expense ratio to the Fund’s peer group and noted that both were lower than the peer group median. The Board noted that Tuttle agreed to maintain the Fund’s current expense limitation agreement of 1.29% of the Fund’s daily net assets. After a discussion, the Board determined that the proposed advisory fee was not unreasonable.

Profitability. The Board reviewed the profit analysis provided by Tuttle. They noted that the profit analysis was based on projected asset growth over the next two years of operations. They further noted that Tuttle projected making a slight profit in terms of actual dollars and percentage in connection with its relationship with the Fund. The Board determined that the estimated profitability of Tuttle with regards to the Fund was reasonable.

Economies of Scale.  The Board considered whether economies of scale would be realized in connection with the advisory services provided to the Fund. They noted that based on the Fund’s current asset size and profit level, the absence of breakpoints was acceptable at this time. The Board discussed Tuttle’s position on breakpoints and agreed to continue to monitor the Fund’s asset levels and revisit the matter as the Fund continues to grow.

Conclusion. Having requested and received such information from Tuttle as the Board believed to be reasonably necessary to evaluate the terms of the investment advisory agreement, and as assisted by the advice of independent counsel, the Board determined that approval of the advisory agreement was in the best interests of the Fund and its shareholders.]

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the Proposed Advisory Agreement.

OTHER INFORMATION

The Fund is a diversified series of the Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on July 26, 2017. The Trust’s principal executive offices are located at 125 Greenwich Avenue, Greenwich, CT 06830. The Board oversees the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund currently retains Belpointe Asset Management, LLC as investment adviser. Foreside Fund Services, located at Three Canal Plaza, Suite 100 Portland, ME 04101, serves as principal underwriter and distributor of the Fund. Collaborative Fund Services, LLC, with principal offices located at 125 Greenwich Avenue, Greenwich, CT 06830 provides the Fund with administrative and compliance services.

 THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the

Proposed Advisory Agreement and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING SECURITIES AND VOTING

As of the Record Date, there were [_____] shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on Proposal I. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of Proposal I. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of the Proposal I, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

[  ]

BENEFICIAL OWNER INFORMATION

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval. As of the date of this proxy, no shareholder(s) of record owned 5% or more of the outstanding shares of each class of the Fund.

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date.

CONTROL PERSON

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name and Address	Number and Class of Shares	Percentage of the Fund

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting.  Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required so long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Brandon Pokersnik, Esq., Secretary, Collaborative Investment Series Trust, 125 Greenwich Avenue, Greenwich, CT 06830.

COST OF SOLICITATION

The Board is making this solicitation of proxies.  The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Tuttle. These cost are expected to be approximately $10,000. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Tuttle will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Tuttle may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future.  For such requests, call the Trust at (855) 510-1763, or write the Trust at 125 Greenwich Avenue, Greenwich, CT 06830.

Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on January 31, 2020

BY ORDER OF THE BOARD OF TRUSTEES

Brandon Pokersnik, Esq., Secretary

Dated: [  ]

If you have any questions before you vote, please call our proxy information line at [Phone Number].  Representatives are available Monday through Friday 9 a.m. to 5 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

PLEASE DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE OR FAX YOUR PROXY CARD TO THE NUMBER LISTED ON YOUR PROXY CARD.

Exhibit A

INVESTMENT ADVISORY AGREEMENT

AGREEMENT (the “Agreement”), made as of [  ], 2019 between COLLABORATIVE INVESTMENT SERIES TRUST, a Delaware statutory trust (the “Trust”), and TUTTLE TACTICAL MANAGEMENT, LLC, a limited liability company organized and existing under the laws of the State of Connecticut (the “Adviser”) located at 155 Lockwood Road, Riverside, CT 06878.

WITNESSETH:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a “Fund,” and collectively as the “Funds”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to the Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1.

Services of the Adviser.

      1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to the Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the  issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and  to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

      The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

      The Adviser shall carry out its duties with respect to the Fund’s investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund’s then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

      1.2 Administrative Services.  The Trust has engaged the services of an administrator.  The Adviser shall provide such additional administrative services related to its advisory functions or the functions listed below, as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

      1.2.1 Office Space, Equipment and Facilities.  Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

      1.2.2 Personnel.  Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions, assumed in this Section.

      1.2.4 Trustees and Officers.  Authorize and permit the Adviser’s directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

      1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

      1.2.6 Reports and Filings. Provide such information as may be reasonably requested in connection with the preparation of  all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws, and review sections of those reports and filings related to Adviser’s functions and designated responsibilities under this Agreement.

      1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement (“Additional Series”), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

      1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days’ prior written notice to the Trust of any change in “control,” as that term is defined in Section 2 of the Act.  The Adviser shall provide prompt, advance notice, to the extent practicable, of any change in the portfolio manager(s) responsible for the day-to-day management of the Fund.

2.

Expenses of the Fund.

      2.1 Expenses to be Paid by Adviser.  The Adviser shall pay all salaries, expenses and fees of any officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser. Notwithstanding the foregoing, the Adviser is not obligated to pay the compensation or expenses of the Trust’s Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Adviser.  The salaries, expenses and fees of any officers, Trustees and employees of the Trust who are not officers, directors, members or employees of the Adviser will be paid by the Trust.

      In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Fund under any separate agreement or arrangement between the parties.

      2.2 Expenses to be Paid by the Fund.  The Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser.  Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to a Fund, and not to the Adviser, include but are not limited to:

      2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund’s cash, securities, and other property.

      2.2.2 Shareholder Servicing.  All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

      2.2.3 Shareholder Reports.  All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

      2.2.4 Prospectuses.  All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund’s Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

      2.2.5 Pricing and Portfolio Valuation.  All expenses of computing the Fund’s net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s investment portfolio.

      2.2.6 Communications.  All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

      2.2.7 Legal and Accounting Fees.  All charges for services and expenses of the Trust’s legal counsel and independent accountants.

      2.2.8 Trustees’ Fees and Expenses.  All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees’ services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

      2.2.9 Shareholder Meetings.  All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

      2.2.10 Federal Registration Fees.  All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund’s shares under the Securities Act of 1933 (the “1933 Act”), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

      2.2.11 State Registration Fees.  All fees and expenses of taking required action to permit the offer and sale of the Fund’s shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

      2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

      2.2.13 Bonding and Insurance.  All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

      2.2.14 Brokerage Commissions.  All brokers’ commissions and other charges incident to the purchase, sale or lending of the Fund’s portfolio securities.

      2.2.15 Taxes.  All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

      2.2.16 Trade Association Fees.  All fees, dues and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization.

      2.2.17 Compliance Fees.  All charges for services and expenses of the Trust’s Chief Compliance Officer.

      2.2.18 Nonrecurring and Extraordinary Expenses.  Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3.

Advisory Fee.

      As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, the Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund’s average daily net assets for the month.  The annual percentage rate applicable to the Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.  If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4.

Proxy Voting.

      The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time.  Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy.  You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5.

Records.

      5.1 Tax Treatment.  Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats the Fund as a separate entity for federal income tax purposes.

      5.2 Ownership.  All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6.

Reports to Adviser.

      The Trust shall furnish or otherwise make available to the Adviser such copies of the Fund’s Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge any of its obligations under this Agreement.

7.

Reports to the Trust.

      The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8.

Code of Ethics.

      The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption.  Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-1) from violating the code.

9.

Retention of Sub-Adviser.

      Subject to the Trust’s obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser’s own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

10.

Services to Other Clients.

      Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11.

Limitation of Liability of Adviser and its Personnel.

      Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser’s discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement;  PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties, or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust.

12.

Effect of Agreement.

      Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13.

Term of Agreement.

      The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to the Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14.

Amendment or Assignment of Agreement.

      Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii)

by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15.

Termination of Agreement.

      This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days’ prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust’s Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16.

Use of Name.

      The Trust is named the Collaborative Investment Series Trust and the Fund may be identified, in part, by the name “Collaborative Investment.”

17.

Declaration of Trust.

      The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18.

Confidentiality.

      The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law.  In addition, the Adviser and the Adviser’s officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings.  The Adviser agrees that, consistent with the Adviser’s Code of Ethics, neither the Adviser nor the Adviser’s officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund’s portfolio holdings.

19.

Governing Law.

This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20.

Interpretation and Definition of Terms.

         Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.

Captions.

         The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22.

Execution in Counterparts.

         This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

COLLABORATIVE INVESTMENT

SERIES TRUST

By:

Name:

Gregory Skidmore

Title:

President

TUTTLE TACTICAL

                                                                              MANAGEMENT, LLC

By:

Name:

Matthew Tuttle

Title:

Chief Executive Officer

COLLABORATIVE INVESTMENT SERIES TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

ANNUAL ADVISORY FEE AS A % OF

NAME OF FUND

AVERAGE NET ASSETS OF THE FUND

Tuttle Income ETF

0.84%

[LOGO]

TACTICAL INCOME ETF

a series of the Collaborative Investment Series Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 31, 2020

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Brandon Pokersnik as the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Collaborative Investment Series Trust (the "Trust") to be held at the offices of the offices of the Fund’s Administrator, Collaborative Fund Services, LLC, 125 Greenwich Avenue, 3rd Floor, Greenwich, Connecticut, 06830 on January 31, 2020 at 10:00 a.m., Eastern time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.  The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy.  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

______________________________________                   _____________

Signature

Date

________________________________________                 _____________

Signature (if held jointly)

Date

__________________________________________

Title if a corporation, partnership or other entity

▲FOLD HERE - PLEASE DO NOT TEAR▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.  THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER.  PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.	“Control Number”

TAGID:

“TAG ID”

CUSIP:  “CUSIP”

TACTICAL INCOME ETF

a series of the Collaborative Investment Series Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JANUARY 31, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND’S BOARD OF TRUSTEES, AND THE PROPOSALS BELOW HAS BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S).  IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK.  Example:   Xx

PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.	To approve a new Investment Advisory Agreement between Collaborative Investment Series Trust and Tuttle Tactical Management, LLC with respect to the Tactical Income ETF.	□	□	□

YOU CAN VOTE BY TELEPHONE OR BY MAIL.

PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.

YOUR VOTE IS IMPORTANT.

WE URGE YOU TO VOTE PROMPTLY.

Endnotes

PROXY CARD

PROXY CARD

“Scanner Bar Code”